EXHIBIT 10-2

MASTER ASSIGNMENT AND ASSUMPTION

Reference is made to (i) the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of March 11, 2002 and effective as of March 18, 2002 (the “2002 Credit Agreement”), as amended and restated as of December 13, 2004 and effective as of January 5, 2005, as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007, and as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008, and as further amended by the Third Amendment thereto, dated as of September 28, 2009, and as further amended by the Fourth Amendment thereto, dated as of August 25, 2010, and as further amended by the Fifth Amendment thereto, dated as of September 30, 2010, and as amended and restated by the Amendment and Restatement Agreement thereto, dated as of August 5, 2013 (the “Amendment and Restatement Agreement”), among Gannett, the lenders thereto, JPMorgan Chase Bank, N.A., as administrative agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A. as syndication agents, (ii) the Competitive Advance and Revolving Credit Agreement, dated as of February 27, 2004 and effective as of March 15, 2004 (the “2004 Credit Agreement”), as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007, and as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008, and as further amended by the Third Amendment thereto, dated as of September 28, 2009, and as further amended by the Fourth Amendment thereto, dated as of August 25, 2010, and as further amended by the Fifth Amendment thereto, dated as of September 30, 2010 and as amended and restated by the Amendment and Restatement Agreement thereto, among Gannett, the lenders thereto, JPMorgan Chase Bank, N.A., as administrative agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A. as syndication agents, and (iii) the Competitive Advance and Revolving Credit Agreement, dated as of December 13, 2004 and effective as of January 5, 2005 (the “2005 Credit Agreement”), as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007, and as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008, and as further amended by the Third Amendment thereto, dated as of September 28, 2009, and as further amended by the Fourth Amendment thereto, dated as of August 25, 2010, and as further amended by the Fifth Amendment thereto, dated as of September 30, 2010, and as amended and restated by the Amendment and Restatement Agreement thereto, among Gannett, the lenders thereto, JPMorgan Chase Bank, N.A., as administrative agent, and JPMorgan Chase Bank, N.A. and Citibank, N.A. as syndication agents (the Credit Agreements described in clauses (i), (ii) and (iii) above as amended, supplemented or otherwise modified on or prior to the date hereof, the “Existing Credit Agreements” and after the Amendment and Restatement Effective Date (as defined in the Amendment and Restatement Agreement), the “Amended and Restated Credit Agreement”). Unless otherwise defined herein, terms defined in the Existing Credit Agreements and used herein shall have the meanings given to them in the Existing Credit Agreements.
This Master Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Amendment and Restatement Effective Date and is entered into by and between each of the Lenders listed on Schedule 1 (each an “Assignor”; collectively, the “Assignors”) and each Assignee set forth on Schedule 1 (each an “Assignee”; collectively, the “Assignees”).

Gannett has notified the Administrative Agent and the Lenders that, substantially contemporaneously with the effectiveness of the Amendment and Restatement Agreement, the Five-Year Commitments under the 2002 Credit Agreement shall be permanently reduced, the Five -Year Commitments under the 2004 Credit Agreement shall be permanently reduced and the Five-Year Commitments under the 2005 Credit Agreement shall be permanently reduced such that, following such reductions, the aggregate amount of Five-Year Commitments under the Amended and Restated Credit Agreement shall be $1,085,000,000.00. The Administrative Agent and Lenders party hereto hereby waive any notice requirement in respect of such reduction pursuant to Section 2.4 of the Existing Credit Agreements.

The Assignors and the Assignees hereto agree as follows:

1.The Assignors hereby irrevocably sell and assign to the Assignees without recourse to any such Assignor, and the Assignees hereby irrevocably purchase and assume from the Assignors (in each case, on a ratable basis in accordance with the amounts of the applicable Assigned Facility (as defined below) to be purchased and assumed by such Assignee hereunder) without recourse to any such Assignor, as of the Amendment and Restatement Effective Date, all of the respective interests of the Assignors (with respect to each Assignee or Assignor, as applicable, its “Assigned Interest”) in and to the Assignors’ rights and obligations in respect of their Five-Year Commitments under the Existing Credit Agreements as set forth on Schedule 1 hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto. The parties hereto hereby agree that on the Amendment and Restatement Effective Date each Assignor shall receive payment in full from the Assignees and Gannett of all outstanding principal and accrued interest and fees owing to it except for any such amounts that will continue to be owing to it as a party to the Amended and Restated Credit Agreement. Each Assignor shall only be responsible for selling the assigned amount set forth next to its name set forth on Schedule 1 and no Assignor shall be liable in any way for the failure of any other Assignor to sell any amounts to be sold by such other Assignor. Each Assignee shall only be responsible for purchasing the assigned amount set forth next to its name set forth on Schedule 1 and no Assignee shall be liable in any way for the failure of any other Assignee to purchase any amounts to be purchased by such other Assignee.

2.No Assignor (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Credit Agreements or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Credit Agreements, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that such Assignor is the legal and beneficial owner of the interest being assigned by it hereunder, has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of Gannett, any of its Affiliates or any other obligor or the performance or observance by Gannett, any of its Affiliates or any other obligor of any of their respective obligations under the Existing Credit Agreements or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto

3.Each Assignee (a) represents and warrants that it is legally authorized to enter into this Master Assignment and Assumption; (b) confirms that it has received copies of the Existing Credit Agreements and the Amended and Restated Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Credit Agreements and the Amended and Restated Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Existing Credit Agreements and the Amended and Restated Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Existing Credit Agreements and the Amended and Restated Credit Agreement and will perform in accordance with their respective terms all the obligations required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(d) of the Existing Credit Agreements and the Amended and Restated Credit Agreement.

4.The effective date of this Master Assignment and Assumption shall be the Amendment and Restatement Effective Date. For the avoidance of doubt, each Assignee shall have consented to the Amended and Restated Credit Agreement (and the amendments to the Existing Credit Agreements set forth therein) once all conditions to effectiveness under the Amended and Restated Credit Agreement (other than receipt by the Administrative Agent of the signatures of the Assignees) have been satisfied.

5.Following the execution of this Master Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Existing Credit Agreements, effective as of the Amendment and Restatement Effective Date.

6.Upon such acceptance and recording, from and after the Amendment and Restatement Effective Date, the Administrative Agent shall make all payments in respect of the applicable Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignor for amounts which have accrued to the Amendment and Restatement Effective Date and to the applicable Assignee for amounts which have accrued subsequent to the Amendment and Restatement Effective Date.

7.From and after the Amendment and Restatement Effective Date, (a) each Assignee shall be a party to the Amended and Restated Credit Agreement to which its Five-Year Commitments have been assigned hereunder, as applicable, and, to the extent provided in this Master Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) each Assignor that has assigned all of its existing Five-Year Commitments, relinquish its rights and be released from its obligations under the Existing Credit Agreements and the Amended and Restated Credit Agreement, if any. Each Assignee agrees to promptly execute and deliver to Gannett and the Administrative Agent a counterpart of the Amended and Restated Credit Agreement to which it becomes a party hereunder.

8.This Master Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Master Assignment and Assumption to be executed as of the Amendment and Restatement Effective Date by their respective duly authorized officers.

Schedule 1
to the Master Assignment and Assumption with respect to
(i) the 2002 Credit Agreement,
(ii) the 2004 Credit Agreement, and
(iii) the 2005 Credit Agreement

Name of Assignor: Each Lender listed as an Assignor in the table below

Assignor	2002 Credit Agreement Commitment	2004 Credit Agreement Commitment	2005 Credit Agreement Commitment	Principal Amount Committed	Principal Amount Assigned
Barclays Bank PLC	$34,900,000.00	$53,400,000.00	$36,700,000.00	$125,000,000.00	$(16,500,000)
Citibank, N.A.	$48,500,000.00	$75,800,000.00	$50,700,000.00	$175,000,000.00	$(62,600,000)
Comerica Bank	$8,300,000.00	—	$16,700,000.00	$25,000,000.00	$(3,000,000)
First Hawaiian Bank	$2,800,000.00	$7,900,000.00	$4,200,000.00	$14,900,000.00	$(1,600,000)
JPMorgan Chase Bank, N.A.	$68,300,000.00	$48,500,000.00	$58,200,000.00	$175,000,000.00	$(62,600,000)
Sumitomo Mitsui Banking Corporation	—	$15,000,000.00	$10,000,000.00	$25,000,000.00	$(3,000,000)
TOTALS	$162,800,000.00	$200,600,000.00	$176,500,000.00	$ 539,900,00.00	$(149,300,000)

Name of Assignee: Each Lender listed as an Assignee in the table below

Assignee	2002 Credit Agreement Assigned	2004 Credit Agreement Assigned	2005 Credit Agreement Assigned	Principal Amount Committed	Principal Amount Assigned
Fifth Third Bank	$15,600,000.00	$25,800,000.00	$8,600,000.00	$50,000,000.00	$17,500,000.00
PNC Bank	—	—	$75,000,000.00	$75,000,000.00	$11,400,000.00
Raymond James Bank, N.A.	—	—	—	—	$32,000,000.00
SunTrust Bank	$27,300,000.00	$52,300,000.00	$20,400,000.00	$100,000,000.00	$8,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,800,000.00	$43,300,000.00	$30,800,000.00	$99,900,000.00	$8,600,000.00
The Northern Trust Company	$20,000,000.00	$18,800,000.00	$11,200,000.00	$50,000,000.00	$8,000,000.00
U.S. Bank, National Association	$28,600,000.00	$53,600,000.00	$17,900,000.00	$100,100,000.00	$8,400,000.00
TOTALS	$117,300,000.00	$193,800,000.00	$163,900,000.00	$475,000,000.00	$94,400,000.00

Post-Assignment Five-Year Commitments: Pursuant to the reduction notice dated August 1, 2013, Gannett requested a reduction in the Five-Year Commitments of approximately $54,900,000.00 which is equal to the differential between the aggregate amounts assigned by the Assignors and the aggregate amounts assigned by the Assignees as set forth in Schedule 1 hereto.

Post-Reduction Five-Year Commitments: After giving effect to the assignments contemplated hereby and the subsequent reductions described herein and in the Amendment and Restatement Agreement, each person listed as a 2018 Extending Lender in the table below will have the following Five-Year Commitments:

2018 Extending Lender	Principal Amount Five-Year Commitment
Barclays Bank PLC	$108,500,000.00
Capital One, N.A.	$25,000,000.00
Citibank, N.A.	$112,400,000.00
Comerica Bank	$22,000,000.00
Fifth Third Bank	$67,500,000.00
First Hawaiian Bank	$13,300,000.00
JPMorgan Chase Bank, N.A.	$112,400,000.00
Mizuho Bank, Ltd.	$100,000,000.00
PNC Bank	$86,400,000.00
Raymond James Bank, N.A.	$32,000,000.00
Sumitomo Mitsui Banking Corporation	$22,000,000.00
SunTrust Bank	$108,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$108,500,000.00
The Northern Trust Company	$58,000,000.00
U.S. Bank, National Association	$108,500,000.00
Totals	$1,085,000,000.00

Amendment and Restatement Effective Date: August 5, 2013

BARCLAYS BANK PLC, as an Assignor

By: /s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

Amendment and Restatement Effective Date: August 5, 2013

CITIBANK, N.A., as an Assignor

By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

Amendment and Restatement Effective Date: August 5, 2013

COMERICA BANK, as an Assignor

By: /s/ Timothy O’Rourke
Name: Timothy O’Rourke
Title: Vice President

Amendment and Restatement Effective Date: August 5, 2013

FIRST HAWAIIAN BANK, as an Assignor

By: /s/ Derek Chang
Name: Derek Chang
Title: Vice President

Amendment and Restatement Effective Date: August 5, 2013

JPMORGAN CHASE BANK, N.A., as an Assignor

By: /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

Amendment and Restatement Effective Date: August 5, 2013

SUMITOMO MITSUI BANKING CORPORATION, as an Assignor

By: /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Amendment and Restatement Effective Date: August 5, 2013

FIFTH THIRD BANK, as an Assignee

By: /s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

Amendment and Restatement Effective Date: August 5, 2013

PNC BANK, as an Assignee

By: /s/ Nancy R. Bonnell
Name: Nancy Rosal Bonnell
Title: Vice President

Amendment and Restatement Effective Date: August 5, 2013

RAYMOND JAMES BANK, N.A., as an Assignee

By: /s/ Frank Reyes
Name: Frank Reyes
Title: Vice President

Amendment and Restatement Effective Date: August 5, 2013

SUNTRUST BANK, as an Assignee

By: /s/ Cynthia W. Burton
Name: Cynthia W. Burton
Title: Vice President

Amendment and Restatement Effective Date: August 5, 2013

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Assignee

By: /s/ Ola Anderssen
Name: Ola Anderssen
Title: Director

Amendment and Restatement Effective Date: August 5, 2013

THE NORTHERN TRUST COMPANY, as an Assignee

By: /s/ Lisa DeCristofaro
Name: Lisa DeCristofaro
Title: Senior Vice President

Amendment and Restatement Effective Date: August 5, 2013

U.S. BANK, NATIONAL ASSOCIATION, as an Assignee

By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

Amendment and Restatement Effective Date: August 5, 2013

Accepted for Recordation in the Register:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By: /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

Consented by:

GANNETT CO., INC.

By :/s/ Michael A. Hart
Name: Michael A. Hart
Title: Vice President & Treasurer

Consented by:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By :/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as
Issuing Lender

By: /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director